UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

FirstBank NW Corp.
(Exact name of registrant as specified in its charter)

Washington	000-22435	84-1389562
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1300 16th Avenue, Clarkston, Washington		99403
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (509) 295-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

        On September 29, 2005, the Board of Directors of FirstBank NW Corp. ("FirstBank") and its wholly-owned subsidiary, FirstBank Northwest, entered into a change of control agreement with Richard R. Acuff, Executive Vice President and Chief Information Officer of FirstBank and FirstBank Northwest. The agreement is for a three-year term, and may be extended by the Boards of Directors for one year on each September 29. The agreement provides that if a "change in control" of FirstBank or FirstBank Northwest occurs, and within 12 months thereafter Mr. Acuff's employment is involuntarily terminated without just cause, or he voluntarily terminates his employment for good reason, as defined in the agreement, he will be entitled to receive a severance payment equal to 2.99 times his "base amount" as determined under section 280G of the Internal Revenue Code of 1986, as amended. The description of this change of control agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit Number 10.1.

Item 9.01 Financial Statements and Exhibits

      (c)        Exhibits

      10.1     Severance Agreement between FirstBank and FirstBank Northwest and
Richard R. Acuff dated September 29, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRSTBANK NW CORP.

DATE: October 5, 2005	By: /s/Clyde E. Conklin
Clyde E. Conklin
President and Chief Executive Officer

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Exhibit 10.1

Severance Agreement between FirstBank and FirstBank Northwest and Richard R. Acuff dated September 29, 2005

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AGREEMENT

        THIS AGREEMENT is made effective as of September 29, 2005, by and between FIRSTBANK NORTHWEST (the "BANK"); FIRSTBANK NW CORP. ("COMPANY"), a Washington State corporation; and Richard R. Acuff  ("EXECUTIVE").

        WHEREAS, the BANK recognizes the substantial contribution EXECUTIVE has made to the BANK and wishes to protect his position as  Chief Information Officer therewith for the period provided in this Agreement in the event of a Change in Control (as defined herein); and

        NOW, THEREFORE, in consideration of the foregoing and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

1.     Term Of Agreement

        The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the Board of Directors of the BANK ("Board") may extend the Agreement for an additional year. The Chief Financial Officer of the Bank will conduct a performance evaluation of EXECUTIVE for purposes of determining whether to extend the Agreement, and the results thereof will be reported to the Board.

2.      Payments To EXECUTIVE Upon Change In Control.

        (a)      Upon the occurrence of a Change in Control (as herein defined) followed within twelve (12) months of the effective date of the Change in Control by the voluntary or involuntary termination of EXECUTIVE's employment, other than for Cause, as defined in Section 2(c) hereof, the provisions of Section 3 shall apply. For purposes of this Agreement, "voluntary termination" shall be limited to the circumstances in which EXECUTIVE elects to voluntarily terminate his employment within twelve (12) months of the effective date of a Change in Control following any material demotion, loss of title, office or significant authority, material reduction in his annual compensation or benefits (other than a reduction affecting the Bank's personnel generally), or the relocation of his principal place of employment by more than 35 miles from its location immediately prior to the Change in Control.

        (b)      A "Change in Control" of the COMPANY or the BANK shall be deemed to occur if and when (a) an offeror other than the COMPANY purchases shares of the common stock of the COMPANY or the BANK pursuant to a tender or exchange offer for 25% or more of such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the COMPANY or the BANK representing twenty-five percent (25%) or more of the combined voting power of the COMPANY's or the BANK's then outstanding securities, (c) the membership of the board of directors of the COMPANY or the BANK changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Agreement) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the COMPANY or the BANK approve a merger, consolidation, sale or disposition of all or substantially all of the COMPANY's or the BANK's assets, or a plan of partial or complete liquidation.

        (c)      EXECUTIVE shall not have the right to receive termination benefits pursuant to Section 3 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of EXECUTIVE's intentional failure to perform stated duties, personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, willful violation of any law, rule,

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regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institution industry. Notwithstanding the foregoing, EXECUTIVE shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to EXECUTIVE and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, EXECUTIVE was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. EXECUTIVE shall not have the right to receive compensation or other benefits for any period after Termination for Cause.

3.       Termination

          (a)     Upon the occurrence of a Change in Control, followed within twelve (12) months of the effective date of a Change in Control by the voluntary or involuntary termination of EXECUTIVE's employment other than Termination for Cause, the BANK shall, in addition to the BANK's other obligations to the EXECUTIVE under any other plan or agreement, pay to the EXECUTIVE or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, an amount equal to 299% of the EXECUTIVE'S "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). Such amount shall be paid to EXECUTIVE in a cash lump sum no later than thirty (30) days after the date of his termination.

         (b)      Upon the occurrence of a Change in Control of the BANK followed within twelve (12) months of the effective date of a Change in Control by EXECUTIVE's voluntary or involuntary termination of employment, other than Termination for Cause, the BANK shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the BANK for EXECUTIVE prior to his severance. Such coverage and payments shall cease upon expiration of eighteen (18) months from the date of EXECUTIVE's termination.

          (c)      Notwithstanding the preceding paragraphs of this Section 3, in the event that the aggregate payments or benefits to be made or afforded to EXECUTIVE under this Section, together with any other payments or benefits received or to be received by EXECUTIVE in connection with a Change in Control, would be deemed to include an "excess parachute payment" under Section 280G of the Code, then, at the election of EXECUTIVE, (i) such payments or benefits shall be payable or provided to EXECUTIVE over the minimum period necessary to reduce the present value of such payments or benefits to an amount which is one dollar ($1.00) less than three (3) times EXECUTIVE's "base amount" under Section 280G(b)(3) of the Code or (ii) the payments or benefits to be provided under this Section 3 shall be reduced to the extent necessary to avoid treatment as an excess parachute payment with the allocation of the reduction among such payments and benefits to be determined by EXECUTIVE.

4.       Effect On Prior Agreements And Existing Benefit Plans

         This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the BANK and EXECUTIVE, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to EXECUTIVE of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that EXECUTIVE is subject to receiving fewer benefits than those available to him without reference to this Agreement.

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5.        No Attachment

          (a)     Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

          (b)     This Agreement shall be binding upon, and inure to the benefit of, EXECUTIVE, the COMPANY, the BANK and their respective successors and assigns.

6.        Modification And Waiver

           (a)      This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

           (b)      No term or condition of this Agreement shall be deemed to have been waived, nor shall there by an estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

7.        Regulatory Suspension or Removal

          (a)       If EXECUTIVE is suspended and/or temporarily prohibited from participation in the conduct of the BANK's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act or similar statute, rule or regulations, the BANK's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the BANK may, in its discretion, (i) pay all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

           (b)     If EXECUTIVE is removed and/or permanently prohibited from participating in the conduct of the BANK's affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act or similar statute, rule or regulations, all obligations of the BANK under this Agreement shall terminate as of the effective date of that order.

8.        Severability

          If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

9.        Headings For Reference Only

          The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

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10.      Governing Law

           The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Washington, unless preempted by Federal law as now or hereafter in effect.

           Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the EXECUTIVE within fifty (50) miles from the location of the BANK, in accordance with the rules of the American Arbitration Association then in effect.

11.       Source of Payments

           All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the BANK. The COMPANY, however, guarantees all payments and the provision of all amounts and benefits due hereunder to EXECUTIVE and, if such payments are not timely paid or provided by the BANK, such amounts and benefits shall be paid or provided by the COMPANY.

12.        Payment Of Legal Fees

            All reasonable legal fees paid or incurred by EXECUTIVE pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the BANK if EXECUTIVE is successful on the merits pursuant to a legal judgment, arbitration or settlement.

13.        Successor To The BANK or the COMPANY

            The BANK and the COMPANY shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the BANK or the COMPANY, expressly and unconditionally to assume and agree to perform the BANK's or the COMPANY's obligations under this Agreement, in the same manner and to the same extent that the BANK or the COMPANY would be required to perform if no such succession or assignment had taken place.

[SIGNATURE PAGE TO FOLLOW]

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14.       Signatures

           IN WITNESS WHEREOF, the BANK and the COMPANY have caused this Agreement to be executed and their seal to be affixed hereunto by a duly authorized officer, and EXECUTIVE has signed this Agreement, all on the 29th day of September, 2005.

ATTEST:                                                                                          FIRSTBANK NORTHWEST

/s/Donna Sheets                                                                          BY:/s/Larry K. Moxley

                        [SEAL]

ATTEST:                                                                                           FIRSTBANK CORP.

/s/Donna Sheets                                                                          BY:/s/Larry K. Moxley

                       [SEAL]

WITNESS:

/s/Donna Sheets                                                                           /s/Richard R. Acuff
                                                                                                   [NAME OF PARTICIPANT]

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